UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 4, 2008

Tyson Foods, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State of incorporation or organization)

001-14704

(Commission File Number)

71-0225165

(IRS Employer Identification No.)

2210 West Oaklawn Drive, Springdale, AR 72762-6999

(479) 290-4000

(Address, including zip code, and telephone number, including area code, of

Registrant’s principal executive offices)

Not applicable

(Former name, former address and former fiscal year, if applicable)

___________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously announced, on June 25, 2008, Tyson Foods, Inc. (the “Company”) entered into a letter of intent with XL Foods Inc. to sell the beef processing, cattle feedyard and fertilizer assets of Lakeside Farm Industries Ltd (“Lakeside”) for $106 million. Lakeside, the Company’s wholly-owned Canadian subsidiary, was part of its Beef segment. XL Foods will pay an additional amount for cattle inventory, fertilizer inventory and packaging assets, estimated to approximate $85 million. This transaction is denominated in Canadian Dollars, so conversion at the closing date to US Dollars could be different than noted above. The Company will retain the finished product inventory, accounts receivable and accounts payable of the Lakeside operations as of the closing date. The transaction remains subject to government approvals, receipt of commercially reasonable financing by XL Foods and execution of a definitive agreement between the Company and XL Foods. The Company hopes to complete the sale by the end of fiscal 2008. The Company reported its results with respect to Lakeside as a discontinued operation in its Quarterly Report on Form 10-Q for the fiscal quarter ended June 28, 2008.

The Company is filing this Current Report on Form 8-K (this “Current Report”) to update previously filed financial statements to reflect the subsequent reclassification of the Lakeside operation as a discontinued operation. Accordingly, this Current Report contains the Company’s historical Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data for each of the three fiscal years in the period ended September 29, 2007 (five years for the purposes of Selected Financial Data). Such information relates to Items 6, 7 and 8 of Part II, Schedule II (Valuation and Qualifying Accounts) and Exhibit 12.1 (Calculation of Ratio of Earnings to Fixed Charges) of the Company’s Annual Report on Form 10-K for the fiscal year ended September 29, 2007. It should be noted that neither the Company’s net income (loss) for each of the three fiscal years in the period ended September 29, 2007 nor its net income (loss) for the fiscal quarters ended December 29, 2007 and March 29, 2008 were impacted by the reclassification of the Lakeside operation as a discontinued operation.

This Current Report also contains the Company’s historical Financial Statements, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Calculation of Earnings to Fixed Charges for the fiscal quarters ended December 29, 2007 and March 29, 2008 to reflect the reclassification of the Lakeside operation as a discontinued operation for comparability purposes. Such information relates to Items 1 and 2 of Part I and Exhibit 12.1 (Calculation of Ratio of Earnings to Charges) of the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended December 29, 2007 and March 29, 2008.

The Company has not otherwise updated its financial information or business discussion for activities or events occurring after the date this information was presented in its Quarterly Report on Form 10-Q for the fiscal quarter ended June 28, 2008. You should read the Quarterly Report on Form 10-Q for the fiscal quarter ended June 28, 2008 and the Company’s Current Reports on Form 8-K and any amendments thereto for updated information.

Unaffected items of the Company’s Annual Report on Form 10-K for the fiscal year ended September 29, 2007 and Quarterly Reports for the fiscal quarters ended December 29, 2007 and March 29, 2008 have not been repeated in, and are not amended or modified by, this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	For the three fiscal years in the period ended September 29, 2007:

Part II, Item 6: Selected Financial Data

Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 8: Financial Statements and Supplementary Data

Part IV, Item 15: Exhibits and Financial Statement Schedules, Schedule II, Valuation and Qualifying Accounts

Part IV, Item 15: Exhibits and Financial Statement Schedules, Exhibit No. 12.1, Calculation of Ratio of Earnings to Fixed Charges

99.2	For the fiscal quarter ended December 29, 2007:

Part I, Item 1: Financial Statements (Unaudited)

Part I, Item 2: Management’s Discussion and Analysis of Financial Condition and Results of Operation

Part II, Item 6: Exhibits, Exhibit No. 12.1, Calculation of Ratio of Earnings to Fixed Charges

99.3	For the fiscal quarter ended March 29, 2008:

Part I, Item 1: Financial Statements (Unaudited)

Part I, Item 2: Management’s Discussion and Analysis of Financial Condition and Results of Operation

Part II, Item 6: Exhibits, Exhibit No. 12.1, Calculation of Ratio of Earnings to Fixed Charges

99.4	Consent of Independent Registered Public Accounting Firm

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: September 4, 2008	By:	/s/ Dennis Leatherby
	Name:	Dennis Leatherby
	Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	For the three fiscal years in the period ended September 29, 2007:

Part II, Item 6: Selected Financial Data

Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 8: Financial Statements and Supplementary Data

Part IV, Item 15: Exhibits and Financial Statement Schedules, Schedule II, Valuation and Qualifying Accounts

Part IV, Item 15: Exhibits and Financial Statement Schedules, Exhibit No. 12.1, Calculation of Ratio of Earnings to Fixed Charges

99.2	For the fiscal quarter ended December 29, 2007:

Part I, Item 1: Financial Statements (Unaudited)

Part I, Item 2: Management’s Discussion and Analysis of Financial Condition and Results of Operation

Part II, Item 6: Exhibits, Exhibit No. 12.1, Calculation of Ratio of Earnings to Fixed Charges

99.3	For the fiscal quarter ended March 29, 2008:

Part I, Item 1: Financial Statements (Unaudited)

Part I, Item 2: Management’s Discussion and Analysis of Financial Condition and Results of Operation

Part II, Item 6: Exhibits, Exhibit No. 12.1, Calculation of Ratio of Earnings to Fixed Charges

99.4	Consent of Independent Registered Public Accounting Firm